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                     OPEN-END MORTGAGE, SECURITY AGREEMENT,
                             AND ASSIGNMENT OF RENTS

This Open-End Mortgage, Security Agreement, and Assignment of Rents is executed and delivered at Columbus, Ohio, as of this 1st day of April, 1996 by WENDT-BRISTOL DIAGNOSTICS COMPANY L.P., a Delaware limited partnership, ("Grantor"), whose mailing address is 1550 Kenny Road, Columbus, Ohio 43212, to NATIONAL CITY BANK, COLUMBUS, a national banking association having its banking office at 155 East Broad Street, Columbus, Ohio 43251 ("BANK").

1. GRANT OF INTEREST. In order to induce Bank to extend the Subject Debt and in consideration thereof and for other valuable considerations, Grantor hereby grants, mortgages, sells, conveys, and warrants to Bank, the following real property (the "PREMISES"):

    Situated in the city of Columbus, Franklin County, Ohio as is more particularly described on Exhibit A which is attached to and made a part of this Mortgage;

    together with a security interest in all fixtures, of Grantor that are now or hereafter located on or related to the Premises or any part thereof, and any and all replacements and substitutions therefor and additions and accessions thereto, and all Proceeds of all or any part of the property hereinbefore described:

    together with all awards, damages, and other compensation of any kind made or to be made to any Person or Persons for any taking, either permanent or temporary, by eminent domain or other governmental action, of all or any part of the Collateral which awards and compensation are hereby assigned to Bank; and

    together with all the improvements now or hereafter erected on the property, and all easements, rights, appurtenances, rents, royalties, mineral, oil and gas rights and profits, water rights and stock and all fixtures now or hereafter a part of the property. All replacements and additions shall also be covered by this Security Instrument. All of the foregoing is referred to in this Security Instrument as the (the "PROPERTY");

    subject, however, to all legal highways, restrictions, and easements of record, current taxes and assessments not yet due, and the additional encumbrances, if any, listed as exceptions under any title insurance commitment issued in connection with this Mortgage

2. OBLIGATIONS SECURED. This Mortgage is given to secure payment of the Subject Debt. "SUBJECT DEBT" means, collectively,the principal of, interest on, fees, late charges, premiums, and other amounts owing under that certain Commercial Note: Time or Term Single Advanced/Fixed (Ohio) made by
    Grantor as of April 1st 1996, in the face amount of Seven Hundred Twelve Thousand Five Hundred and 00/100 Dollars ($712,5OO.00), and payable to the order of Bank, together with all amendments, modifications, extensions, replacements, substitutions and renewals of
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    subject, however, to all legal highways, restrictions, and easements of record, current taxes and assessments not yet due, and the additional encumbrances, if any, listed as exceptions under any title insurance commitment issued in connection with this Mortgage

2. OBLIGATIONS SECURED. This Mortgage is given to secure payment of the Subject Debt. "SUBJECT DEBT" means, collectively, the principal of, interest on, fees, late charges, premiums, and other amounts owing under that certain Commercial Note: Time or Term Single Advanced Fixed (Ohio) made by Grantor as of April 1st 1996, in the face amount of Seven Hundred Twelve Thousand Five Hundred and 00/100 Dollars ($712,500.00), and payable to the order of Bank, together with all amendments, modifications, extensions, replacements, substitutions and renewals of any thereof, and, in addition to the foregoing obligations, (a) the unpaid balances of any loan advances or other extensions of credit with respect to the Subject Debt made on or after the date on which this Mortgage is delivered to the recorder for record, Subject Debt, to the extent that the total loan indebtedness secured by this Mortgage, exclusive of the interest thereon, does not at any time exceed Seven Hundred Twelve Thousand Five Hundred and 00/100 Dollars ($712,500.00),
    (b) all unpaid advances of Bank with respect to the Premises for the payment of taxes, assessments, insurance premiums, or costs incurred in the protection or operation of the Premises, and (c) all other obligations of Grantor under this Mortgage.

3. DEFINITIONS. As used in this Mortgage, except where the context clearly requires otherwise, "AFFILIATE" means, when used with reference to any Person (the "subject"), a Person that is in control of, under the control of, or under common control with, the subject, the term "control" meaning the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; "COLLATERAL" means the Premises and all other property, whether real, personal, or mixed, tangible or intangible, now or hereafter existing, that is subject to the lien of this Mortgage or the security interest granted pursuant to this Mortgage; "DEFAULT" means (a) the nonpayment of the Subject Debt or any part thereof when due or (b) the occurrence or existence of any event, condition, or other thing (other than any event, condition, or other thing which would constitute a "Default" pursuant to the next preceding clause (a)) which gives (or which with the lapse of any applicable grace period, the giving of notice, or both would give) Bank the right to accelerate or which automatically accelerates the maturity of any of the Subject Debt; "ENVIRONMENTAL LAW" means the Clean Air Act (42 USC 7401 et seg.), Comprehensive Environmental Response, Compensation, and Liability Act (42 USC 9601 et seq.), the Hazardous material Transportation Act (49 USC 1801 at seq.), the Resource Conservation and Recovery Act (42 USC 6901 et seq.), the Federal Water Pollution Control Act (33 USC 1251 et seq.), the Toxic Substances Control Act (15 USC 2601 et seq.) and the Occupational Safety and Health Act (29 USC 651 et seq.), as such laws have been or hereafter may be amended, and the regulations promulgated pursuant thereto, and any and all similar present or future federal, state, or local laws and the

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    individual or entity of any kind, including, without limitation, any association, company, cooperative, corporation, partnership, trust, governmental body, or any other form or kind of entity; "PRIME RATE" means the fluctuating rate per annum which is publicly announced from time to time by bank as being its so-called "prime rate" or "base rate" thereafter in effect, with each change in the Prime Rate automatically, immediately, and without notice changing the Prime Rate thereafter applicable hereunder, it being acknowledged that the Prime Rate is not necessarily the lowest rate of interest then available from Bank on fluctuating-rate loans; "PROCEEDS" means whatever is received or receivable upon sale, exchange, collection, or other disposition of any property or Proceeds, whether directly or indirectly, and includes, without limitation, the proceeds of any casualty, liability, or title insurance relating to any such property and any goods or other property returned after any such sale, exchange, collection, or other disposition; "RELATED WRITING" means this Mortgage and any indenture, note, guaranty, assignment, mortgage, security agreement, subordination agreement, notice, financial statement, legal opinion, certificate, or other writing of any kind pursuant to which all or any part of the Subject Debt of Grantor is issued, which evidences or secures all or any part of the Subject Debt of Grantor, which governs the relative rights and priorities of Bank and one or more other Persons to payments made by, or the property of, any Obligor, which is delivered to Bank pursuant to another such writing, or which is otherwise delivered to Bank by or on behalf of any Person (or any employee, officer, auditor, counsel, or agent of any Person) in respect of or in connection with all or any part of the Subject Debt of Grantor; "RELEASE" means any deposit, discharge, dispersal, disposal, emission, injection, leaching, leaking, migration, transport, or other movement through any medium, whether indoor or outdoor, whether ambient air, ground water, surface water, soil, or subsurface strata; and the foregoing definitions shall be applicable to the respective plurals of the foregoing defined terms.

4. REPRESENTATION AND WARRANTIES. Grantor represents and warrants to Bank as follows:

    4.1  EXISTENCE. Grantor is a limited partnership created under Ohio law.

    4.2 AUTHORITY. Each Person, if any, executing and delivering this mortgage on behalf of Grantor or any other Person has been duly authorized to do so, and this Mortgage is valid and enforceable against Grantor in accordance with its terms.

    4.3 OWNERSHIP. Grantor is lawfully seized in fee simple of all of the Collateral absolutely free from any assignment, attachment, encumbrance, lease, license, mortgage, security interest, or other lien, and free from any other claim, right, or interest of any kind, except for any described in section 1 or any in favor of or consented to by Bank. Grantor has the lawful right to grant, mortgage, sell, and convey the Collateral to Bank pursuant to this Mortgage. No assignment, financing statement, or other writing (except any evidencing any lien or interest expressly permitted by

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         this Mortgage) describing the Collateral or any part thereof is on file in any public office.

    4.4 COMPLIANCE WITH LAW. Grantor and all other Persons under Grantor's control, if any, occupying, operating, or using the Premises or any part thereof have at all times been and continue to be in compliance with all requirements imposed by law, whether federal, state, or local, whether statutory, regulatory, or other, including, without limitation;
         (a) all Environmental Laws; (b) all approvals, certifications, licenses, permits, and other authorizations required by any Environmental Law for the conduct of any activity upon or within the Premises; and (c) all zoning ordinances applicable to the occupancy, operation, and use of the Premises or any part thereof. Without limiting the generality of the foregoing,

         (i) no condition exists at, on, or under the Premises which would give rise to any liability under any Environmental Law,

         (ii) no legal proceeding relating to the Premises has been commenced before any judicial or administrative tribunal, arbitrator, or mediator, nor, to the best of Grantor's knowledge, has any such proceeding been threatened, and

         (iii) neither the Premises nor any part thereof has been placed on any registry of sites containing Hazardous Materials or that there has occurred any violation at, on, or under the Premises or any part thereof of (A) any Environmental Law, (B) any approval, certification, license, permit, or other authorization required by any Environmental Law for the conduct of any activity upon or within the Premises, or (C) any zoning ordinance.

5. FURTHER ASSURANCE. Grantor, at Grantor's expense, will make and do all such acts and things (including, without limitation, the delivery to Bank of any chattel paper, document, instrument, or other writing of any kind the possession of which perfects a security interest therein) as Bank may from time to time require for the better evidencing, perfection, protection, or validation of, or realization of the benefits of, this Mortgage or the security interest granted pursuant to this Mortgage. without limiting the generality of the foregoing, Grantor will, at Grantor's expense, upon each request of Bank, (a) warrant and defend the Collateral to Bank and its successors and assigns and the claims and demand of all Persons whatever,
    (b) sign and file or permit Bank to file such financing statements, mortgages, and other writings as Bank may from time to time require and in such public offices as Bank may from time to time require; (c) comply with every other requirement deemed necessary by Bank for the perfection of the lien of this Mortgage or the security interest granted pursuant to this Mortgage; and (d) execute and deliver such affidavits, assignments, financing statements, indorsements of specific items of Collateral, mortgages, powers of attorney, security agreements, and other writings as Bank may from time to time require, each in such form and substance satisfactory

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    to Bank. Without diminishing or impairing any obligation of Grantor under this Mortgage, a carbon, photographic, or other reproduction of this Mortgage shall be sufficient as a financing statement

6.  NOTICE. Grantor will give Bank

    (a) not less than seven (7) days, prior written notice of any change in circumstances which affects or may affect the continuing efficacy of this Mortgage as the first priority lien (subject to any described in section 1 or any in favor of or consented to by Bank) on the Collateral or any part thereof,

    (b) immediate written notice if any Person other than Grantor or Bank claims any lien or other right or interest of any kind (except for any described in section 1 or any in favor of or expressly consented to by
         Bank) in any of the Collateral,

    (c) immediate notice whenever any legal proceeding relating to the Premises shall have been commenced before any judicial or administrative tribunal, arbitrator, or mediator, or whenever any such proceeding shall have been threatened, or

    (d) immediate written notice whenever Grantor learns or has reason to believe that the Premises or any part thereof has been placed on any registry of Hazardous Material disposal sites or that there has occurred any violation at, on, or under the Premises or any part thereof of any Environmental Law or of any approval, certification license, permit, or other authorization required by any Environmental Law for the conduct of any activity upon or within the Premises, or any violation of any zoning ordinance upon or within the Premises.

7. RECORDS. Grantor will at all times keep accurate and complete records of the Collateral. Bank (or one or more Persons selected by Bank) shall have the right at all reasonable times to examine, inspect, and make extracts from Grantor's books and records and to examine, appraise, and protect the Collateral. Without limiting the generality of the foregoing Bank (or one or more Persons selected by Bank) shall have the right, at any time and from time to time, to enter upon the Premises and conduct such appraisals, audits, examinations, inspections, site assessments, and tests as Bank shall deem advisable in order to comply with applicable law or to determine whether Grantor is in compliance with sections 10 and 12 of this Mortgage. Bank shall have no obligation whatever to conduct any such appraisals, audits, examinations, inspections, site assessments, or tests or disclose the results thereof, or having done so any one or more times, to thereafter continuing doing so. Grantor will reimburse Bank, on Bank's demand from time to time, for any and all fees, costs, and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred by Bank in connection with any such appraisal, audit, examination, inspection, site assessment, or teat. If any amount owing under this Mortgage is not paid when due, then, and in each such case, Grantor shall pay, on Bank's demand, interest on that amount from the due date

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    thereof until paid in full at a fluctuating rate equal to four percent (4%)
    per annum plus the Prime Rate.

8.  ADDITIONAL SECURITY.

    8.1 UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Mortgage is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Grantor hereby grants Bank a security interest in said items. Upon Grantor's breach of any covenant or agreement of Grantor contained in this Mortgage, including the covenants to pay when due all sums secured by this Mortgage, Bank shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided for in this Mortgage as to such items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided for in this Mortgage

    8.2 DISPOSITIONS AND ENCUMBRANCES. Grantor will not, without in each case obtaining Bank's consent,

         (a) sell or otherwise dispose of any Collateral or any interest therein or

         (b) suffer or permit any Collateral (i) to be or become subject to any assignment, attachment, encumbrance, lease, license, mortgage, security interest, or other lien, and free from any other claim, right, or interest of any kind, except for any described in section 1 or any in favor of or consented to by Bank or (ii) to be described in any mortgage, financing statement, or such other security instrument, except any evidencing any lien or interest expressly permitted by this Mortgage.

    8.3 ASSIGNMENT OF RENTS. As additional security hereunder, Grantor hereby assigns to Lender all rents of the Property, provided that Grantor shall, prior to acceleration under the provisions hereof or abandonment of the Property and unless otherwise agreed to in writing by Grantor and Lender, have the right to collect and retain such rents as they may become due and payable.

9. MOVEMENT AND DETACHMENT FROM REAL PROPERTY. Grantor will not suffer or permit any improvements or fixtures now or hereafter subject to the lien of this Mortgage to be moved or detached from the Premises.

10. MAINTENANCE OF GOODS, TAXES, AND PRESERVATION COSTS. Grantor will maintain all improvements and fixtures now or hereafter subject to the lien of this Mortgage in good condition. Grantor will pay promptly all assessments, levies, taxes, and other charges now owing or hereafter arising in connection with this Mortgage and the Collateral, and will

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    pay all repair, maintenance, and preservation costs in respect thereof. If
    Grantor does not do so, then, and in each such case, Bank shall have the right, at its option, to pay the same, and Grantor will, on Bank's demand, reimburse Bank for all amounts Bank so pays. Grantor will seek such reductions in the assessments, levies, taxes, and other charges on the Collateral or such thereof as Bank shall from time to time request, and prosecute in good faith all complaints and appeals in connection therewith, all without expense to Bank. Grantor will, upon each request of Bank, furnish Bank with such advances, assurances (including, without limitation, a surety bond from a surety satisfactory to Bank), and deposits, in each case on terms satisfactory to Bank, in order to ensure that Grantor will perform Grantor's obligations under this section 10.

11. INSURANCE. Grantor will at all times keep all improvements and fixtures now or hereafter existing upon or within the Premises insured under so-called "causes of loss-special form" policies of insurance issued by such companies and in such amounts (but in no case, except in the case of flood insurance, less than the full replacement value thereof or the amount necessary to prevent the operation of any applicable coinsurance provision, whichever amount shall be greater), as shall be acceptable to Bank. Grantor will at all times maintain flood insurance as required by the Flood Disaster Protection Act of 1973, as amended from time to time, and the regulations promulgated thereunder, and will at all times maintain any additional flood insurance required by Bank. Grantor will at all times maintain so-called "commercial general liability" insurance with such insurers and in such amounts as shall be acceptable to Bank. Any determination by Bank regarding the acceptability of the issuer or the amount of any insurance policy shall be deemed to have been made without any representation or warranty of any kind, Grantor hereby assuming the burden of ensuring that each such issuer and each such amount is adequate for the protection of Grantor and all other Persons.

    11.1 POLICIES. Grantor will cause each policy of insurance covering any improvements or fixtures existing upon or within the Premises to (a) require the insurer to give Bank written notice not less than thirty
         (30) days prior to any cancellation, expiration, modification, or non-renewal of the policy, (b) have attached thereto (i) a standard mortgagee's or lender's loss payable endorsement in favor of Bank, entitling Bank to collect any and all proceeds payable under the policy and providing in effect that the rights and interests of Bank thereunder are independent of, and shall not be diminished or impaired by, any action, inaction, or breach of condition on the part of Grantor and (ii) a waiver of subrogation endorsement, and (c) be otherwise in form and substance satisfactory to Bank. Grantor will seasonably pay all premiums for the foregoing policies of insurance and will cause the issuer of each such policy to deliver an original counterpart thereof directly to Bank.

    11.2 ASSIGNMENT. Grantor hereby assigns to Bank any returned or unearned premium due upon cancellation of any such insurance and directs insurer to pay to Bank all amounts so due. All or any portion of amounts received by Bank in payment of insurance losses or returned or unearned premiums may, at Bank's option, be applied

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         to the Subject Debt (with such allocation to the respective parts thereof and,the respective due dates thereof as Bank in its sole discretion may from time to time deem advisable) or to the repair, replacement, or restoration of the improvements or fixtures insured.

    11.3 ADJUSTMENTS. Grantor hereby irrevocably appoints Bank as Grantor's attorney-in-fact to adjust all insurance losses, to sign all applications, receipts, releases, and other writings necessary to collect any such loss and any returned or unearned premiums, to execute proofs of loss, to make settlements, to indorse and collect any check or other item payable to Grantor issued in connection therewith, and to apply the same to payment of the Subject Debt as hereinbefore provided.

    11.4 INSURANCE COLLATERAL ACCOUNT. If Grantor does not maintain insurance pursuant to this section, then, and in each such case, Bank shall have the right to obtain such insurance or obtain insurance covering only Bank's interest; and, if Bank elects to do either, Grantor will, on Bank's demand, reimburse Bank for all amounts Bank expends in doing so. Bank shall have the right to require Grantor, at any time and from time to time, to maintain with Bank, in a non-interest bearing account (the "INSURANCE COLLATERAL ACCOUNT") over which Bank shall have sole dominion and control and from which only Bank may withdraw funds, a deposit balance in an amount equal to one hundred ten percent (110%) of one/twelfth (1/12th) of the aggregate annual premiums under all policies of insurance required under this Mortgage. Each deposit to the Insurance Collateral Account shall be subject to Bank's general rules and regulations except to the extent, if any, inconsistent with this Mortgage. Bank shall have the right (but no obligation) withdraw funds from the insurance Collateral Account at any time and from time to time and to use the same to obtain insurance as hereinbefore provided, or, after the occurrence of any Default, for application to any Subject Debt. Bank in its discretion may from time to time release to Grantor (or to Grantor's order) all or any of the funds then held in the Insurance Collateral Account, but no such release or releases shall commit Bank thereafter to make any further or other such releases. Grantor hereby grants Bank a security interest in the Insurance Collateral Account to secure all obligations secured by the lien of this Mortgage. If at any time the balance in the Insurance Collateral Account shall be less than the required amount, whether as a result of any withdrawal by Bank or otherwise, then, and in each such case, Grantor will, forthwith on Bank's request, deposit such additional amounts as are necessary to restore that balance to the required amount.

12. COMPLIANCE WITH LAW. Grantor will, and cause all other Persons under its control, if any, operating or in possession of the Premises to, comply at all times and in all respects with all laws (whether federal, state, or local and whether statutory, administrative, judicial, or other) and with every lawful governmental order (whether administrative or judicial) pertaining to the occupancy, operation, and use of the

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    Premises and, without limiting the generality of the foregoing, will, and will cause each such Person to,

    (a) occupy, operate, and use the Premises in compliance with all Environmental Laws and handle all Hazardous Materials in compliance therewith,

    (b) comply with and keep in full effect each approval, certification, license, permit, or other authorization required by any Environmental Law for the conduct of any activity upon or within the Premises, and

    (c) occupy, operate, and use the Premises in compliance with all zoning ordinances.

13. POWER OF ATTORNEY. Grantor hereby irrevocably constitutes and appoints Bank, through its employees and agents, with full power of substitution, as Grantor's true and lawful attorney-in-fact, with full irrevocable power and authority in the place of Grantor and in the name of Grantor or in Bank's own name, after the occurrence of and during a continuing Event of Default, for the purpose of carrying out the terms of this Mortgage, to perform, at any time and from time to time, each agreement contained in this Mortgage that is on Grantor's part to be complied with, and to take any and all actions and to execute and deliver any and all writings which may be necessary or desirable to give Bank the full benefit of this Mortgage, in each case as Bank may from time to time deem advisable, Grantor hereby agreeing that Bank shall owe no duty whatever to Grantor to perform any such agreement, to take any such action, or to execute or deliver any such writing or, having done so any one or more times, to thereafter continue doing so. Without limiting the generality of the foregoing, Grantor hereby irrevocably authorizes Bank, after the occurrence of and during a continuing Event of Default, to sign on Grantor's behalf and file, at Grantor's expense and without Grantor's signature, such affidavits, assignments, financing statements, indorsements of specific items of Collateral, mortgages, powers of attorney, security agreements, and other writings as Bank may from time to time deem advisable for the better evidencing, perfection, protection, or validation of, or realization of the benefits of, this Mortgage or the security interest granted pursuant to this Mortgage, 14.

         UNCONDITIONAL AND CONTINUING INTEREST. Grantor's obligations under this Mortgage and granting of the mortgage lien and security interest to Bank pursuant to this Mortgage are unconditional and effective immediately, and (except for obligations surviving indefinitely pursuant to section 22) those obligations and the lien and security interest so granted shall continue in full effect until the Subject Debt shall have been paid in full, regardless of the lapse of time, regardless of the fact that there may be a time or times when no Subject Debt is outstanding, regardless of any act, omission, or course of dealing whatever on Bank's part, and regardless of any other event, condition, or other thing.

15. PAYMENT IN FULL; DEFEASANCE. Payment in full of the Subject Debt shall be deemed not to have occurred unless and until (a) Grantor shall have limited the indebtedness secured by this Mortgage to zero by the giving

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    and recording of notice under applicable law, (b) (c) all of the Subject
    Debt shall have been paid to Bank in collected funds that are not subject to recovery by any trustee in bankruptcy or any other Person. Upon payment in full of the Subject Debt, this Mortgage (except for obligations surviving indefinitely pursuant to section 22) shall be void.

16. BANK'S DUTIES LIMTED. Bank shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of rights Against other Persons, beyond the safe custody of any Collateral in Bank's possession. Bank shall have no liability for its delivery of any property to any Person or Persons who Bank determines in good faith to be entitled to the same.

17. NO SETOFF. Grantor hereby waives any and all now existing or hereafter arising rights to recoup or offset any obligation of Grantor under or in connection with this Mortgage or any Related Writing against any claim or right of Grantor against Bank.

18. NO HOMESTEAD, EXEMPTION, VALUATION, OR APPRAISAL RIGHTS; NO DOWER. Grantor waives any homestead or exemption rights as against the obligations secured by this Mortgage, and waives any and all rights Grantor may now or hereafter have to insist upon any valuation or appraisal of the Collateral or any part thereof. If Grantor is more than one Person, then, at Bank's discretion, those Persons, or either of them, may be deemed to be jointly and severally liable for the payment and performance of Grantor's obligations under this Mortgage.

19. INDEMNITY: ADMINISTRATION, ENFORCEMENT, AND TERMINATION; INTEREST. Grantor will reimburse Bank, on Bank's demand from time to time, for any and all fees, costs, and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred by Bank in administering this Mortgage and in enforcing, exercising, or protecting its rights under this Mortgage or under applicable law, or in attempting to do any of the foregoing. Grantor agrees that if and when Bank's security interest shall have terminated in accordance with the provisions of this Mortgage, Grantor will, on Bank's demand from time to time, reimburse Bank for all costs and expenses (including, without limitation, fees and disbursements of legal counsel) incurred by Bank in releasing or terminating each assignment, financing statement, mortgage, or other writing signed pursuant to this Mortgage. If any amount owing under this Mortgage is not paid when due, then, and in each such case, Grantor shall pay, on Bank's demand, interest on that amount from the due date thereof until paid in full at a fluctuating rate equal to four percent (4%) per annum plus the Prime Rate. Grantor will, upon each request of Bank, furnish Bank with such advances, assurances (including, without limitation, a surety bond from a surety satisfactory to Bank) and deposits, in each case on terms satisfactory to Bank, in order to ensure that Grantor will perform Grantors obligations under this section 19.

20. INDEMNITY: COMPLIANCE WITH LAW. Grantor will indemnify Bank, its shareholders, directors, officers, employees, agents, and independent contractors and their respective successors and assigns, from and against any and all liabilities and any and all fees, costs, and expenses (including, without limitation, the fees and disbursements of legal counsel) arising out of or in connection with any breach of any representation or warranty contained in subsection 4.4, or any failure to perform or observe any agreement contained in section 12, or the existence of any Hazardous Material upon or within, or the Release of any Hazardous Material from, upon, or within, the Premises or any part thereof and, in connection therewith, (a) the release of any lien upon all or any part of the Premises,
    (b) any clean-up or other remediation under any Environmental Law or otherwise, (c) any claim of any Person, (d) any action or inaction by Grantor or any other Person occupying, operating, or using the Premises or any part thereof, or by any of their respective shareholders, directors, officers, employees, agents, or contractors, (e) any loss of value in the Collateral, and (f) any failure of or defect in title to the Collateral or any part thereof.

21. WAIVERS; REMEDIES; APPLICATION OF PAYMENTS. Bank may from time to time in its discretion grant waivers and consents in respect of this mortgage or any other Related Writing or assent to amendments thereof, but no such waiver, consent, or amendment shall be binding upon Bank unless set forth in a writing (which writing shall be narrowly construed) signed by Bank. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power, or privilege by Bank shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each such right, power, or privilege may be exercised either independently or concurrently with others and as often and in such order as Bank may deem expedient. Each right, power, or privilege specified or referred to in this Mortgage is in addition to and not in limitation of any other rights, powers, and privileges that Bank may otherwise have or acquire by operation of law, by other contract, or otherwise. Bank shall be entitled to equitable remedies with respect to each breach or anticipatory repudiation of any provision of this Mortgage, and Grantor hereby waives any defense which might be asserted to bar any such equitable remedy. Without limiting the generality of the foregoing, Bank, in any action to enforce any right arising under or in connection with this Mortgage, shall be entitled to the appointment, without notice to Grantor and regardless of whether Bank has an adequate remedy at law, of a receiver of the Collateral or such thereof as Bank shall deem advisable, with power to manage and operate that Collateral during the pendency of that action and until the consummation of any sale or other disposition of that Collateral, and with power to do such other acts and things to enable Bank to realize the benefits of this Mortgage. Bank shall have the right to apply all cash Proceeds of any Collateral to the Subject Debt with such allocation to the respective parts thereof and the respective due dates thereof as Bank in its sole discretion may from time to time deem advisable.

22. OTHER PROVISIONS. The provisions of this mortgage shall bind Grantor and Grantor's executors, heirs, successors, and assigns and benefit Bank and its successors and assigns. Except for Grantor and Bank and their respective successors and assigns, there are no intended beneficiaries of this mortgage, provided, that Bank shall have the right, in its discretion, to designate, at any time and from time to time, one or more of Bank's shareholders, directors, officers, employees, agents, and independent contractors and their respective successors and assigns as intended beneficiaries of section 20. Each representation or warranty made in or pursuant to this Mortgage shall survive the execution and delivery of this Mortgage and each other Related Writing. The several captions to different sections and subsections of this Mortgage are inserted for convenience only and shall be ignored in interpreting the provisions thereof. Each reference to a section includes a reference to all subsections thereof (i.e., those having the same character or characters to the left of the decimal point), except where the context clearly does not so permit. If any provision in this Mortgage shall be or become illegal or unenforceable in any case, then that provision shall be deemed modified in that case so as to be legal and enforceable to the maximum extent permitted by law while most nearly preserving its original intent, and in any case the illegality or unenforceability of that provision shall affect neither that provision in any other case nor any other provision. Interest for any given period shall accrue on the first day thereof but not on the last day thereof (unless the last day is the first day) and in each case shall be computed on the basis of a 360-day year and the actual number of days in the period. In no event shall interest accrue at a higher rate than the maximum rate, if any, permitted by law. Bank shall have the right to furnish to its Affiliates, and to such other Persons as Bank shall deem advisable for the conduct of its business, information concerning the business, financial condition, and property of Grantor, the amount of the Subject Debt of Grantor, and the terms, conditions, and other provisions applicable to the respective parts thereof. This Mortgage shall be governed by the law (excluding conflict of laws rules) of the jurisdiction in which Bank's banking office is located.

23. INTEGRATION. This Mortgage and, to the extent consistent with this Mortgage, the other Related Writings, set forth the entire agreement of Grantor and Bank as to its subject matter, and may not be contradicted by evidence of any agreement or statement unless made in a writing (which writing shall be narrowly construed) signed by Bank contemporaneously with or after the execution and delivery of this Mortgage.

24. NOTICE AND OTHER COMMUNICATIONS. Each notice, demand, or other communication shall be deemed to have been given to Grantor whenever Bank shall have mailed a writing to that effect by certified or registered mail to Grantor at Grantor's mailing address (or any other address of which Grantor shall have given Bank notice after the execution and delivery of this mortgage); however, no other method of giving actual notice to Grantor is hereby precluded. Each communication to be given to Bank shall be in writing and shall be given to Bank's commercial Real Estate Division at Bank's banking office (or any other address of which Bank shall have given notice to Grantor after the execution and delivery this Agreement). Grantor hereby assumes all risk arising out of or in connection with each such communication given by Grantor to Bank and each communication given or attempted by Grantor in contravention of this section. Bank shall be entitled to rely on each communication believed in good faith by Bank to be genuine.

25. JURISDICTION AND VENUE; WAIVER OF JURY TRIAL. Any action, claim, counterclaim, crossclaim, proceeding, or suit, whether at law or in equity, whether sounding in tort, contract, or otherwise at any time arising under or in connection with this Mortgage or any other Related Writing, the administration, enforcement, or negotiation of this Mortgage or any other Related Writing, or the performance of any obligation in respect of this Mortgage or any other Related Writing (each such action, claim, counterclaim, crossclaim, proceeding, or suit, an "ACTION") may be brought in any federal or state court located in the city in which Bank's banking office is located. Grantor hereby unconditionally submits to the jurisdiction of any such court with respect to each such Action and hereby waives any objection Grantor may now or hereafter have to the venue of any such Action brought in any such court. Grantor HEREBY, AND EACH HOLDER OF THE Subject Debt OR ANY PART THEREOF, KNOWINGLY AND VOLUNTARILY WAIVES JURY TRIAL IN RESPECT OF ANY Action.

Signed and Acknowledged                Grantor:
in the Presence of:

                                       WENDT-BRISTOL DIAGNOSTICS
/s/ John D. Robinett                   COMPANY L.P., a Delaware
__________________________________     limited partnership
Witness

John D. Robinett
__________________________________     By:  Wendt-Bristol Diagnostics
Witness name printed                        Company, an Ohio Corporation
                                       Its: General Partner

/s/ James R. Partridge
__________________________________
Witness
                                           Sheldon A. Gold, Its President
                                       By:_____________________________________
                                          Name Printed

James R. Partridge
__________________________________
Witness name printed

STATE OF OHIO
COUNTY OF    FRANKLIN    , SS:
          ---------------

BEFORE ME, a Notary Public in and for said County and State, personally appeared SHELDON A. GOLD in his capacity as President of Wendt-Bristol Diagnostics Company in its capacity as General Partner of Wendt Bristol Diagnostics
Company, L.P., who acknowledged that (he)(she) did sign the foregoing for and on behalf of that entity, with all necessary power and authority to do so, and that the same is the free act and deed of that entity and is the free act and deed of each such individual personally and in the capacity hereinbefore set forth.

IN TESTIMONY, I set my hand and official seal this 1st day of April 1996.


                                       /s/ John D. Robinette
                                       ---------------------------------------
                                       Notary Public


This instrument prepared by:

National City Bank, Columbus
Law Department
155 East Broad Street
Columbus, Ohio   43251-0073

                                Legal Description

                                    EXHIBIT A

                                   EXHIBIT "A"

Situated in the State of Ohio, County of Franklin, City of Columbus, and being in the 3rd Quarter of Township 1, Range 18 of the United states Military Lands, and being part of Lots 15 and 16 of the Franklin County Infirmary Lots (also being all of a 0.480 acre tract and part of a 1.229 acre tract conveyed to Eugene Deal by a deed recorded in Official Records Volume 8009, Page B20, of the Franklin County Deed Records), and being further bounded and described as follows:

Beginning for a point of reference at the centerline intersection of King Avenue and Kenny Road; thence South 03 20' 00" West 231.00 feet, along the centerline of Kenny Road, to the true point of beginning, said point being the northwesterly corner of the aforementioned 0.480 acre tract; thence South 87 06' 58" East, parallel with the centerline of King Avenue, 330.58 feet to an iron pin set on the east line of the aforementioned 1.229 acre tract, pressing an iron pin found on the easterly right-of-way line of Kenny Road at 25.00, also passing an iron pin found at the northeasterly corner of said 0.480 acre tract at 178.00 feet; thence South 03 41' 01" West 119.74 feet, along the easterly line of the aforementioned 1.229 acre tract to an iron pin found at the southeasterly corner of said 1.229 acre tract, said point being the northeasterly corner of a 1.94 acre tract conveyed to Mary C. Burns by deed of record in Deed Book 3106, Page 394 of the Franklin County Deed Records; thence North 86 35' 47" West 329.84 feet, along the southerly line of said 1.229 acre an 0.480 acre tracts and along the northerly line of said 1.94 acre tract, to a point in the centerline, of Kenny Road, said point being the southwesterly corner of the aforementioned 0.480 acre tract, passing an iron pin found at the southwesterly corner of said 1.229 acre tract and the southeasterly corner of said 0.480 acre at 151.84 feet, also passing an iron pipe found on the easterly right-of-way line of Kenny Road at 304.84 feet; thence North 03 20' 00" East
116.74 feet, along the centerline of Kenny Road and along the westerly line of said 0.480 acre tract to the place or beginning.

Containing 0.896 acres, subject to the right-of-way of Kenny Road, and any valid and existing easements of record.

Also subject to an easement for ingress and egress along the north line of the above described 0.896 acre tract. Said easement being 20 feet in width and beginning at the easterly right-of-way of Kenny Road and extending easterly a distance of 250.00 feet, fully described in Official Records Volume 9582, Page D13, Recorder's Office, Franklin County, Ohio.

The bearings used in this description are based on the bearings used in the deed to Eugene Deal recorded in Official Records Volume 8009, Page B20, of the Franklin County Deed Records. The iron pins described are 5/8 inch diameter, 30 inches long, solid reinforcing bars with plastic identification caps.

This description was prepared by the Hitchens Corporation, Division of Engineering and Surveying, from a survey made by sane during April of 1987.